NYSE Arca Ticker: SCAP

Sub-advised by: Cornerstone Investment Partners, LLC
ADVISORSHARES TRUST 4800 Montgomery Lane • Suite 150 Bethesda, Maryland 20814 www.advisorshares.com 877.843.3831 Prospectus dated July 7, 2016

This Prospectus provides important information about the AdvisorShares Cornerstone Small Cap ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

NYSE Arca Ticker: SCAP

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares Cornerstone Small Cap ETF (the “Fund”) seeks to provide total return through long-term capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.65%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES(a)	0.49%
TOTAL ANNUAL OPERATING EXPENSES	1.14%
FEE WAIVER/ EXPENSE REIMBURSEMENT(b)	(0.24%)
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/ EXPENSE REIMBURSEMENT	0.90%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

  (b)          AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty, (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Cornerstone Small Cap ETF	$92	$339

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is new and does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a diversified group of U.S.-traded equity securities consisting of common and preferred stock, American Depositary Receipts (“ADRs”), and equity real estate investment trusts (“REITs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap securities.  The Fund’s sub-advisor, Cornerstone Investment Partners, LLC (the “Sub-Advisor”), generally defines a small cap company as one having a market capitalization less than the market cap of the largest company in the Russell 2000 Index (the “Index”) at the time of acquisition. In choosing securities of publicly-traded U.S. companies with market capitalization rankings between 1000 and 2800, the Sub-Advisor creates an investable universe of 1800 companies for the Fund similar to the components of the Index, but excluding the smallest 200 market capitalization securities in the Index. At each rebalance, individual sector weights in the Fund are targeted to be within the Index sector weight plus or minus 15%. Securities are targeted to be equally weighted within the sectors, but may shift with price movements.

The Sub-Advisor’s investment philosophy is based on the view that the market often misprices fundamental improvements and is slow to recognize improving fundamentals, particularly in small cap stocks. The Sub-Advisor seeks to benefit from the volatility of small cap stocks by participating in upside volatility while reducing exposure to downside volatility. The Sub-Advisor generally intends to select stocks that satisfy three basic criteria: analysts have positively revised their forward looking estimates of the company’s profitability and the company has generated earnings in excess of analyst expectations; balance sheet strength; and financial flexibility, as determined by measuring a company’s ability to meet debt and capital expenditure requirements. The 1800 companies included in the investable universe are ranked according to these criteria, and the most attractive companies are then considered for inclusion within the strategy, subject to the sector weight limitations described above and the Fund’s investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

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Real Estate Investment Trust Risk. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Small-Capitalization Risk. Security prices of small cap companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-cap companies.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

Simultaneous with the commencement of the Fund’s operations, a separate account (the “Predecessor Account”), which was managed by the same portfolio management team, converted into the Fund. The Predecessor Account was managed by the Sub-Advisor with investment policies, objectives, guidelines, and restrictions in all material respects equivalent to those of the Fund.

The performance information shown below is that of the Predecessor Account since its inception on June 30, 2012. The performance information has not been restated to reflect the estimated total annual operating expenses of the Fund, which, if reflected, would lower the returns shown below. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If it had been, its performance may have been adversely affected.

The bar chart and table that follow show how the Predecessor Account performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table shows how the Predecessor Account’s performance compares to the Russell 2000 Index. The Russell 2000 Index is a small-cap stock market index of the smallest 2,000 stocks in the Russell 3000 Index. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Predecessor Account’s financial information is included in the Fund’s Statement of Additional Information (“SAI”). Updated performance information is available on the Fund’s website at www.advisorshares.com.

Calendar Year Total Returns

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Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	12.38%	4Q/2013
Lowest Return	-10.01%	1Q/2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
AdvisorShares Cornerstone Small Cap ETF[1]	1 Year	Since Inception (6/30/2012)
Return Before Taxes Based on NAV	-1.17%	15.60%
Return After Taxes on Distributions[2]	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	N/A	N/A
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-4.41%	12.10%

1 The returns shown are those of the Predecessor Account.

2 After tax returns are not shown because, unlike a registered investment company, the Predecessor Account was not required to make annual distributions to its investors.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Cornerstone Investment Partners, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
John Campbell, CFA, Partner, Portfolio Manager and Chief Investment Officer	since 2005

Cameron Clement, CFA, Partner and Portfolio Manager	since 2008

Dean Morris, CFA, Partner and Portfolio Manager	since 2008

Rick van Nostrand, CFA, Partner and Portfolio Manager	since 2005

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

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Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

American Depositary Receipt Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by the industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Advisor does, you could lose

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money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Real Estate Investment Trust Risk. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Small-Capitalization Risk. The Fund may invest in small-cap companies. Security prices of small cap companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-cap companies. Security prices of small-cap companies are generally more vulnerable than those of large-cap companies to adverse business and economic developments. The securities of small-cap companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-cap companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-cap companies also normally have less diverse product lines than larger cap companies and are more susceptible to adverse developments concerning their products.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality, short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of June 30, 2016, the Advisor had approximately $1.2 billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 0.65% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 0.90% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right to terminate an existing unaffiliated sub-advisor and/or hire a new unaffiliated sub-advisor or materially amend the terms of an agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Trust’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

INVESTMENT SUB-ADVISOR

Cornerstone Investment Partners, LLC, located at 3438 Peachtree Road NE, Suite 900, Atlanta, Georgia, 30326, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. Cornerstone Investment Partners, LLC was established in 2001. As of June 30, 2016, the Sub-Advisor had approximately $3.1 billion in assets under management.

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A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s first Annual or Semi-Annual to Shareholders following the Fund’s commencement of operations.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund. The Fund is team-managed.

John Campbell, CFA, Partner, Portfolio Manager and Chief Investment Officer

John serves as Chief Investment Officer and is a Partner for the Sub-Advisor. He is a member of the Board of Directors. Prior to joining the Sub-Advisor, John had a 12 year tenure at Invesco Capital Management, where he was a Global Partner and Portfolio Manager. In his last five years at Invesco, John was in charge of managing Invesco Capital Management’s US Large Cap Value portfolio. He was also one of five members of the International Investment Committee, which managed over $15 billion in assets. Prior to his time at Invesco Capital Management, John was at SouthTrust Bank for 12 years, where he served as a portfolio manager and head of the investment division in Atlanta. John graduated from State University of New York at Fredonia in 1981 with a degree in business finance. In the past, he has been a CFA review course instructor, test grader, and exam writer.

Cameron Clement, CFA, Partner and Portfolio Manager

Cameron is a Partner for the Sub-Advisor and is responsible for research and portfolio management. Prior to joining the Sub-Advisor, Cameron was a Quantitative Analyst with Invesco Capital Management in the Multiple Asset Strategies team. He also served on the Investment Analytics team working on the proprietary equity investment model. Prior to that, Cameron was a member of the U.S. Large Cap Value portfolio as an investment associate. Cameron is a graduate of the University of Strathclyde with Joint Honours in Finance and French.

Dean Morris, CFA, Partner and Portfolio Manager

Dean is a Partner for the Sub-Advisor and is responsible for research and portfolio management. Prior to joining the Sub-Advisor, Dean was a Partner and Senior Director at Invesco Capital Management for 10 years. Dean co-managed the Invesco Capital Management U.S. Large Cap Value Portfolio with John Campbell for five years, in addition to providing research on U.S. financial stocks. Prior to joining Invesco Capital Management, he was a Portfolio Manager with SunTrust Bank in Atlanta. Dean is a graduate of Williams College and holds an MBA from the University of Chicago.

Rick van Nostrand, CFA, Partner and Portfolio Manager

Rick is a Partner for the Sub-Advisor and is responsible for research and portfolio management. He is a member of the Operating Committee. Prior to joining the Sub-Advisor, Rick was a voting member of the investment committee at EARNEST Partners and served on the Fundamental Value product at Invesco Capital Management. Rick’s prior background is in management consulting. He has served clients across industries at both McKinsey & Company and Accenture (then Andersen Consulting). He earned an MBA with a concentration in Finance from the Wharton School at the University of Pennsylvania, and holds a Bachelor of Science in Computer Science Engineering from Southern Methodist University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

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Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The

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Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK-ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.843.3831 or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI.

You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

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Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For noncorporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another fund taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other fund.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

FINANCIAL HIGHLIGHTS

The Fund’s financial information is not yet available because the Fund commenced operations on the date of this Prospectus.

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ADVISORSHARES CORNERSTONE SMALL CAP ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	Cornerstone Investment Partners, LLC 3438 Peachtree Road NE, Suite 900 Atlanta, Georgia 30326
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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Statement of Additional Information

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (the “SAI”) relates to shares of the following series (the “Fund”):

AdvisorShares Cornerstone Small Cap ETF (NYSE Arca Ticker: SCAP)

This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated July 7, 2016 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on NYSE Arca, Inc. (the “Exchange”) and will trade in the secondary market.

The date of this SAI is July 7, 2016.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time. As of the date of this SAI, the Trust consists of 24 separate funds, not all of which are currently offered for sale. This SAI relates only to the Fund.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The shares of the Fund are subject to approval for listing on the Exchange. The shares of the Fund, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

Shares are redeemable only in Creation Unit Aggregations consisting of 25,000 or more shares, generally in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund, which is a diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the approval of shareholders.

The day-to-day portfolio management of the Fund is provided by Cornerstone Investment Partners, LLC (the “Sub-Advisor”) and is subject to the oversight of the Advisor and the Board. The Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to

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best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when its Sub-Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Equity Securities

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

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•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and

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they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Investments in Foreign Equity Securities. The Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Foreign Issuers

The Fund may invest in issuers located outside the United States directly, or in financial instruments, exchange-traded funds (“ETFs”), or other exchange-traded products (collectively, with ETFs, “ETPs”) that are indirectly linked to the performance of foreign issuers. Other examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Illiquid Securities

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment), including Rule 144A securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

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Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when the Fund invests in a BDC, its Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based

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investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in index-based ETFs as well as ETFs that are actively managed.

Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund, when investing in closed-end funds, attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the

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borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund’s securities lending arrangements are subject to Board approval. In addition, to the extent the Fund engages in securities lending, the Board has adopted procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The Fund may invest in certain ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher the Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

Real Estate Investment Trusts (REITs)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a

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combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which the Fund invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales of portfolio assets by the Fund concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only

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when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, the Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. At the start of 2013, the unlimited support the U.S.

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Treasury extended to the two companies expired — Fannie Mae’s bailout is now capped at $125 billion and Freddie Mac has a limit of $149 billion. In August 2013, President Obama announced his proposal to shut down Freddie Mac and Fannie Mae as part of a plan to overhaul the U.S.’s mortgage finance system.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

When-Issued, Delayed-Delivery and Forward Commitment Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Cybersecurity

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Advisor and Sub-Advisor) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Sub-Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of

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shareholder transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Advisor has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund

The investment limitations listed below are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.	With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment

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companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the investment limitations listed below are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

1.	The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.	The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in small cap securities without providing 60 days’ prior notice to shareholders.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

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constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus-delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Fund are listed and traded on the Exchange. The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in

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best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, Advisor, and Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances, the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, the Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a sub-advisor may cause a fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the sub-advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases, the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and

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customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those trustees who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board of Trustees

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Fund and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, the Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement with the Advisor and the Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor’s and the Sub-Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or the Sub-Advisor’s use of higher-risk financial instruments in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and the Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Advisor, Sub-Advisor, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management functions are carried out may differ from that of the Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	24	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice-President / Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	24	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007-present).	24	None

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013-present); Chief Compliance Officer of the Trust (2009 - 2013); Executive Vice President of AdvisorShares Investments, LLC (2008-2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013 - present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011 - present); Director of Cipperman Compliance Services (2008 - 2011).	N/A	N/A
*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship, (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence, (iii) serving as a channel of communication between the independent registered public accounting firm and the Board, (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports, (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements, (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial

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controls, (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and (viii) other audit related matters. The Audit Committee met 5 times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund and its shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
Interested Trustee
Noah Hamman	AdvisorShares Cornerstone Small Cap ETF	None	Over $100,000
Independent Trustees
Elizabeth Piper/Bach	AdvisorShares Cornerstone Small Cap ETF	None	$1-$10,000
William G. McVay	AdvisorShares Cornerstone Small Cap ETF	None	$10,001-$50,000

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2016.

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$32,500	N/A	N/A	$32,500
William G. McVay	$32,500	N/A	N/A	$32,500

Control Persons and Principal Holders of Securities

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), it is anticipated that, immediately following the conversion of the separate account managed by the Sub-Advisor into the Fund at the commencement of the Fund’s operations, the name and percentage ownership of each DTC Participant that owns 5% or more of the outstanding shares of the Fund will be:

Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Sub-Advisor has each adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned

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and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Fund, the Advisor oversees the investment and the reinvestment of the assets of the Fund by the Sub-Advisor, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Fund’s Prospectus.

After an initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval or (ii) the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rates listed below based on the average daily net assets of the Fund. With respect to the Fund, the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding the Maximum Annual Operating Expense Limit (listed below) of the Fund’s average daily net assets for at least a year from the date of the Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

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Fund	Advisory Fee as a % of Average Daily Net Assets	Maximum Annual Operating Expense Limit
AdvisorShares Cornerstone Small Cap ETF	0.65%	0.90%

The Sub-Advisor and the Sub-Advisory Agreement

Under a Sub-Advisory Agreement, the Sub-Advisor listed below serves as the investment sub-advisor to the Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After an initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Sub-Advisory Fees Paid to the Sub-Advisor. For its services under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based on the average daily net assets of the Fund as follows:

Fund	Sub-Advisor	Sub-Advisory Fee
AdvisorShares Cornerstone Small Cap ETF	Cornerstone Investment Partners, LLC	0.35%

The Advisor, pursuant to an exemptive order and subject to certain conditions, including Board approval, may terminate an existing unaffiliated sub-advisor and/or hire one or more new unaffiliated sub-advisors for the Fund, materially amend the terms of an agreement with an unaffiliated sub-advisor, or continue the employment of an unaffiliated sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace a sub-advisor when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. This “manager of managers” arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder

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approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. The tables reflecting the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus, which is based on the overall profitability of the Sub-Advisor. In addition, to the extent that a portfolio manager is a partner in the Sub-Advisor, he is potentially entitled to an additional share of the Sub-Advisor’s profits in any given calendar year.

Fund Shares Owned by Portfolio Managers. As of the date of this SAI, the portfolio managers did not own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Campbell	1	62.32	5	207.91	549	2,791.72
Cameron Clement	1	62.32	5	207.91	549	2,791.72
Dean W. Morris	1	62.32	5	207.91	549	2,791.72
Rick M. Van Nostrand	1	62.32	5	207.91	549	2,791.72

* Information provided as of June 30, 2016.

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other

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accounts and to the disadvantage of the Fund they manage. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisor manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Fund’s Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Fund’s Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Fund. Pursuant to the Fund’s Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Fund.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of the Fund and 0.02% on the gross adjusted assets of the Fund exceeding $1 billion.

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Distribution Plan. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to: (i) services in connection with distribution assistance or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as

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compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Fund will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

Costs and Expenses. The Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

Payments to Broker-Dealers and Other Financial Intermediaries. The Advisor and Sub-Advisor (the “Advisor Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other series of the Trust. The Advisor Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of the Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other series of the Trust, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other series of the Trust. The Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETPs in general (“Publishing Costs”). In addition, the Advisor Entities make payments to Intermediaries that make shares of the Fund and certain other series of the Trust available to their clients, develop new products that feature the Advisor or otherwise promote the Fund and other series of the Trust. The Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Advisor’s business or facilitate investment in the Fund or other series of the Trust. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other series of the Trust over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Advisor has contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Raymond James Financial Services (“RJFS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), RJFS and certain of its affiliates have agreed, among other things, to actively promote the Fund and other series of the Trust to customers and investment professionals and in advertising campaigns as the preferred ETF, to offer the Fund and certain other series of the Trust in certain RJFS platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to the Advisor. The Advisor has agreed to facilitate the Marketing Program by, among other things, making certain payments

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to RJFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the Advisor will make additional payments to RJFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by RJFS during the wind-down period.

In addition, as of November 1, 2014, the Advisor is participating in a program offered by RJFS that will provide the Advisor with information about shareholder ownership of the Fund and assist with developing opportunities to provide shareholders with lower transaction costs. The Fund has agreed to reimburse the Advisor for a portion of its payments to participate in the program.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date of this SAI are not included in the list. Further, the Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. The Advisor Entities may determine to make such payments based on any number of metrics. For example, the Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more series of the Trust in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by the Advisor Entities in connection with the Fund and other series of the Trust will be immaterial to the Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund and/or other series of the Trust.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial

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Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit

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constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor to the Fund with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 25,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the

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Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component or the Cash Purchase Amount.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered and the validity,

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form and eligibility (including time of receipt) for the deposit of any tendered securities will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of the Cash Component plus 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form, (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above, (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund, (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful, (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust

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or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners, or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
AdvisorShares Cornerstone Small Cap ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the

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Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form,

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then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable, or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
AdvisorShares Cornerstone Small Cap ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Calculating Net Asset Value.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund’s Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to noncorporate shareholders on qualified dividend income. To requalify

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for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt-interest income, the Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period

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requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If the Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

U.S. individuals with adjusted gross income exceeding certain thresholds ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Sales, Exchanges or Redemptions of Shares

Sales, exchanges and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Foreign Taxes

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of the Fund’s assets at taxable year-end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of the Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETFs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. No reduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. In the event the Fund makes either such election described in this paragraph, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Investment in Certain ETFs and Certain Direct Fund Investments

The Fund may invest in ETFs that are taxable as RICs under the Internal Revenue Code. Any income the Fund receives from such ETFs should be qualifying income for purposes of the 90% Test. Because the Fund may invest in ETFs taxable as RICs and distributions from any such ETFs to the Fund may be

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reinvested in additional shares of those ETFs, the Fund may have to sell assets to distribute income derived from those ETFs. Those sales may occur at a time when the Sub-Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

The Fund may invest in ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, the Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Fund’s Sub-Advisor and Advisor anticipate very closely monitoring investments that may produce non-qualifying income to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of the Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, the Fund could fail the 90% Test and fail to qualify as a RIC.

The Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by the Fund whether or not any distributions are made from the ETPs to the Fund. Thus, the Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund may be required to include as part of its current income the imputed interest on such obligations even though it may not have received any interest payments on such obligations during that period.

The Fund may be required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required

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to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Any transactions in foreign currencies and forward foreign currency contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Fund shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark to market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark to market gains in accordance with the distribution requirements set forth above.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Back-Up Withholding

In certain cases, the Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that

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have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Any foreign investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions of taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units, and (y) the sum of the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example,(i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”) (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that hold residual interests in a REMIC or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs or that are TMPs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in the Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisor, Distributor, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following Business Day. Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers who are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a compliance manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled

44

meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures, the Codes of Ethics, and protection of non-public information policies and procedures (collectively, the “Portfolio Holdings Governing Policies”) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any Portfolio Holdings Governing Policies, and (3) considering whether to approve or ratify any amendment to any Portfolio Holdings Governing Policies. The Board and the Fund reserve the right to amend the Portfolio Holdings Governing Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Portfolio Holdings Governing Policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s website at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

45

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Fund commenced operations on the date of this SAI and, therefore, does not have any financial statements. The Fund’s financial statements will be available after the Fund has completed a full year of operations.

Simultaneous with the commencement of the Fund’s operations, a separate account (the “Predecessor Account”), which was managed by the same portfolio management team, converted into the Fund. The Predecessor Account was managed by the Sub-Advisor with investment policies, objectives, guidelines, and restrictions in all material respects equivalent to those of the Fund. The Predecessor Account’s audited financial information for the periods ended December 31, 2015 and December 31, 2014 is included below.

46

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of
Cornerstone Investment Partners, LLC

FINANCIAL STATEMENTS
WITH REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

FOR THE YEARS ENDED
DECEMBER 31, 2015 AND 2014

TABLE OF CONTENTS

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investment Manager

Diversified Small Cap Core Strategy a Managed Account of Cornerstone Investment Partners, LLC

Atlanta, GA

We have audited the accompanying statements of assets and liabilities of the Diversified Small Cap Core Strategy a Managed Account of Cornerstone Investment Partners, LLC, (the “Account”) including the schedules of investments, as of December 31, 2015 and 2014, and the related statements of operations, cash flows, changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Small Cap Core Strategy a Managed Account of Cornerstone Investment Partners, LLC as of December 31, 2015 and 2014, and the results of its operations, its cash flows, changes in its net assets and the financial highlights for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

RAICH ENDE MALTER & CO. LLP

New York, New York

April 6, 2016

DIVERSIFIED SMALL CAP CORE STRATEGY

A Managed Account of Cornerstone Investment Partners, LLC

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015 AND 2014

	2015	2014

ASSETS:
Cash equivalents	$5,876	$10,088
Accrued dividends receivable	261	153
Investments at fair value (cost $245,644 and $225,929 at December 31, 2015 and 2014, respectively)	273,214	272,333
TOTAL ASSETS	279,351	282,574

LIABILITIES	- -	- -

NET ASSETS	$279,351	$282,574

COMPONENTS OF NET ASSETS:
Contribution	$120,000	$120,000
Undistributed net investment income	14,908	11,346
Undistributed accumulated net gain on investments	116,873	104,824
Unrealized appreciation on investments	27,570	46,404

NET ASSETS	$279,351	$282,574

The accompanying notes are an integral part of these financial statements.

2

DIVERSIFIED SMALL CAP CORE STRATEGY

A Managed Account of Cornerstone Investment Partners, LLC

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Investments	Shares	Fair Value	Percentage of Net Assets

Bermuda Common Stock - .30%
Hotels, Restaurants & Leisure
Belmond Ltd ADR *	87	$826	0.30%
		826	0.30%
Total Bermuda Common Stock		826	0.30%

China Common Stock - .72%
Insurance
CNinsure Inc, ADS	114	1,058	0.38%
		1,058	0.38%
Wireless Telecommunication Services
Cheetah Mobile Inc. ADR *	60	961	0.34%
		961	0.34%
Total China Common Stock		2,019	0.72%

Cyprus Common Stock - .46%
Electronic Equipment, Instruments & Components
Fabrinet ADR *	50	1,191	0.43%
		1,191	0.43%
Energy Equipment & Services
Ocean Rig UDW Inc. ADR	50	81	0.03%
		81	0.03%
Total Cyprus Common Stock		1,272	0.46%

Great Britain Common Stock - .60%
Health Care Equipment & Supplies
LivaNova PLC ADR *	18	1,069	0.38%
		1,069	0.38%
Oil, Gas & Consumable Fuels
Navigator Holdings Ltd. ADR *	44	601	0.22%
		601	0.22%
Total Great Britain Common Stock		1,670	0.60%

Israel Common Stock - .68%
Semiconductors & Semiconductor Equipment
Mellanox Technologies ADR *	25	1,053	0.38%
		1,053	0.38%
Software
Sapiens International Corp. ADR	81	826	0.30%
		826	0.30%
Total Israel Common Stock		1,879	0.68%

Luxembourg Common Stock - .16%
Energy Equipment & Services
Pacific Drilling SA ADR*	521	438	0.16%
		438	0.16%
Total Luxembourg Common Stock		438	0.16%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

3

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Netherlands Common Stock - .61%
Commercial Services & Supplies
Cimpress N.V. ADR *	21	1,704	0.61%
		1,704	0.61%
Total Netherlands Common Stock		1,704	0.61%

United States Common Stock - 94.28%
Air Freight & Logistics
Atlas Air Worldwide *	20	827	0.30%
		827	0.30%
Airlines
GATX Corporation	16	681	0.24%
SkyWest Inc.	89	1,693	0.61%
		2,374	0.85%
Auto Components
Cooper Tire & Rubber Co.	38	1,438	0.51%
Drew Industries Inc.	18	1,096	0.39%
Gentherm Inc *	23	1,090	0.39%
		3,624	1.29%
Beverages
Boston Beer Co. Inc. *	5	1,010	0.36%
		1,010	0.36%
Biotechnology
Acorda Therapeutics Inc. *	29	1,241	0.44%
BioCryst Pharmaceuticals *	88	908	0.33%
Insys Terapuetics Inc. *	39	1,117	0.40%
Ligand Pharmaceuticals *	19	2,060	0.74%
		5,326	1.91%
Building Products
American Woodmark Corp. *	24	1,920	0.69%
NCI Building Systems, Inc. *	97	1,204	0.43%
		3,124	1.12%
Chemicals
Innospec Inc.	19	1,032	0.37%
		1,032	0.37%
Commercial Banks
BBCN Bancorp Inc	59	1,016	0.36%
BancFirst Corp OK	16	938	0.34%
Beneficial Bancorp Inc *	85	1,132	0.41%
Bofl Holding, Inc. *	52	1,095	0.39%
Cardinal Financial Corp	54	1,228	0.44%
Central Pacific Financial Corp	48	1,057	0.38%
Chemical Financial Corp.	35	1,199	0.43%
Clifton Bancorp Inc.	73	1,047	0.37%
Eagle Bancorp Inc *	52	2,624	0.94%
Northfield Bancorp, Inc	80	1,274	0.46%
Popular Inc. ADR	34	964	0.35%
Preferred Bank Los Angeles	30	991	0.35%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

4

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

PrivateBancorp Inc.	36	1,477	0.53%
S&T Bancorp Inc.	42	1,294	0.46%
TriState Capital Holdings, Inc. *	93	1,301	0.47%
		18,637	6.68%
Commercial Services & Supplies
Deluxe Corporation	27	1,473	0.53%
HNI Corporation	23	829	0.30%
Herman Miller Inc.	34	976	0.35%
Kforce Inc.	35	885	0.32%
ServiceSource Intl Inc. *	211	973	0.35%
Sykes Enterprises Inc. *	34	1,047	0.37%
UniFirst Corporation	9	938	0.34%
		7,121	2.56%
Communications Equipment
Infinera Corporation *	117	2,120	0.76%
NetGear Inc *	24	1,006	0.36%
Oclaro, Inc *	312	1,086	0.39%
Sonus Networks Inc. *	139	991	0.35%
		5,203	1.86%
Computers & Peripherals
Cray Inc *	40	1,298	0.46%
Gigamon Inc. *	36	957	0.34%
Immersion Corporation *	82	956	0.34%
QLogic Corporation *	85	1,037	0.37%
		4,248	1.51%
Construction & Engineering
Argan, Inc	41	1,328	0.48%
Comfort Systems USA	50	1,421	0.51%
Dycom Industries Inc *	15	1,049	0.38%
MYR Group, Inc. *	37	763	0.27%
		4,561	1.64%
Construction Materials
Gibraltar Industries, Inc. *	55	1,399	0.50%
		1,399	0.50%
Containers & Packaging
Greif Inc cl A	33	1,017	0.36%
		1,017	0.36%
Diversified Consumer Services
Bridgepoint Education, Inc. *	135	1,027	0.37%
DeVry Education Group Inc.	24	607	0.22%
Grand Canyon Education, Inc *	32	1,284	0.46%
Hillenbrand Inc.	32	948	0.34%
LifeLock Inc. *	75	1,076	0.39%
Strayer Education Inc *	18	1,082	0.39%
Weight Watchers Intl	50	1,140	0.40%
		7,164	2.57%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

5

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Diversified Financial Services
INTL FCStone Inc. *	40	1,338	0.48%
KCG Holdings, Inc. *	83	1,022	0.37%
National Bank Holdings Corp	47	1,004	0.36%
		3,364	1.21%
Diversified Telecommunication Services
ShoreTel, Inc. *	107	947	0.34%
		947	0.34%
Electrical Equipment
Encore Wire Corporation	25	927	0.33%
		927	0.33%
Electronic Equipment, Instruments & Components
Benchmark Electronics, Inc. *	47	971	0.35%
Fleetmatics Group PLC ADR *	30	1,524	0.55%
Ixia *	65	808	0.29%
Multi-Fineline Electronix *	66	1,365	0.49%
OmniVision Technologies *	51	1,480	0.53%
Rofin-Sinar Technologies Inc *	39	1,044	0.37%
TTM Technologies, Inc. *	137	892	0.32%
		8,084	2.90%
Energy Equipment & Services
TETRA Technologies, Inc. *	148	1,113	0.40%
		1,113	0.40%
Food & Staples Retailing
SpartanNash Company	48	1,039	0.37%
		1,039	0.37%
Food Products
Dean Foods Co	65	1,115	0.40%
Diamond Foods, Inc. *	44	1,696	0.61%
Fresh Del Monte Produce	35	1,361	0.49%
Sanderson Farms Inc.	15	1,163	0.42%
		5,335	1.92%
Gas Utilities
New Jersey Resources	35	1,154	0.41%
Northwest Natural Gas Co	27	1,366	0.49%
		2,520	0.90%
Health Care Equipment & Supplies
Abiomed Inc. *	10	903	0.32%
Anika Therapuetics Inc. *	29	1,107	0.40%
Greatbatch, Inc. *	27	1,417	0.51%
Halyard Health, Inc. *	34	1,136	0.41%
ICU Medical, Inc. *	12	1,353	0.48%
Masimo Corporation *	35	1,453	0.52%
Merit Medical Systems, Inc. *	72	1,338	0.48%
Quidel Corporation *	49	1,039	0.37%
Vascular Solutions Inc. *	43	1,479	0.53%
ZELTIQ Aesthetics, Inc. *	28	799	0.29%
		12,024	4.31%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

6

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Health Care Providers & Services
AAC Holdings, Inc *	47	896	0.32%
AMN Healthcare Services *	43	1,335	0.48%
Amedisys Inc. *	50	1,966	0.70%
Capital Senior Living Corp *	46	960	0.34%
Cross Country Healthcare Inc *	68	1,114	0.40%
Diplomat Pharmacy, Inc. *	30	1,027	0.37%
Healthways, Inc. *	86	1,107	0.40%
LHC Group Inc. *	33	1,495	0.54%
		9,900	3.55%
Health Care Technology
HealthStream Inc. *	44	968	0.35%
Quality Systems Inc.	73	1,177	0.42%
		2,145	0.77%
Hotels, Restaurants & Leisure
BJ's Restaurants, Inc. *	30	1,304	0.47%
Biglari Holdings Inc. *	1	326	0.12%
Boyd Gaming Corporation *	83	1,649	0.59%
Churchill Downs Inc	12	1,698	0.61%
Eldorado Resorts, Inc. *	106	1,166	0.42%
Jack in the Box Inc.	19	1,457	0.52%
Marcus Corporation	56	1,062	0.38%
Marriott Vacations Wrldwd Corp	24	1,367	0.49%
Shake Shack Inc. *	13	515	0.18%
Sonic Corporation	74	2,391	0.86%
The Habit Restaurants, Inc. *	37	853	0.31%
		13,788	4.95%
Household Durables
Helen of Troy Limited ADR *	15	1,414	0.51%
iRobot Corp. *	34	1,204	0.43%
		2,618	0.94%
IT Services
Acxiom Corporation *	48	1,004	0.36%
CSG Systems International	38	1,367	0.49%
Convergys Corporation	41	1,020	0.37%
CyberArk Software Ltd. *	22	993	0.36%
Ellie Mae, Inc. *	21	1,265	0.45%
Flagstar Bancorp Inc *	46	1,063	0.38%
Heartland Payment Systems	21	1,991	0.71%
Neustar Inc *	42	1,007	0.36%
SciQuest, Inc. *	89	1,154	0.41%
Zynga Inc. cl A *	424	1,136	0.41%
		12,000	4.30%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

7

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Insurance
Employers Holdings, Inc.	35	955	0.34%
FBL Financial Group cl A	22	1,400	0.50%
Federated National Holding Co.	35	1,035	0.37%
NMI Holdings Inc. *	138	934	0.33%
United Insurance Holdings Corp	56	958	0.34%
Universal Insurance Hldgs	47	1,089	0.39%
		6,371	2.27%
Internet & Catalog Retail
NutriSystem, Inc.	71	1,536	0.55%
		1,536	0.55%
Internet Software & Services
Angie's List Inc *	136	1,272	0.46%
DHI Group Inc *	109	1,000	0.36%
LogMeln, Inc. *	23	1,543	0.55%
Stamps.com Inc. *	12	1,315	0.47%
		5,130	1.84%
Leisure Equipment & Products
Callaway Golf Company	139	1,309	0.47%
Nautilus, Inc. *	77	1,287	0.46%
Smith & Wesson Holding Corp *	91	2,000	0.72%
		4,596	1.65%
Life Sciences Tools & Services
Affymetrix Inc. *	159	1,604	0.57%
Albany Molecular Research Inc. *	54	1,072	0.38%
Cambrex Corporation *	50	2,355	0.84%
Luminex Corp *	56	1,198	0.43%
		6,229	2.22%
Machinery
Alamo Group Inc.	19	990	0.35%
Douglas Dynamics, Inc.	55	1,159	0.41%
Federal Signal Corp.	64	1,014	0.36%
John Bean Technologies	30	1,495	0.54%
Lydall Inc. *	35	1,242	0.44%
Wabash National Corp. *	84	994	0.36%
		6,894	2.46%
Marine
Matson, Inc.	21	895	0.32%
		895	0.32%
Media
Dreamworks Animation SKG, Inc *	45	1,160	0.42%
New York Times Cl A	88	1,181	0.42%
Rentrak Corporation *	20	951	0.34%
		3,292	1.18%
Metals & Mining
Schnitzer Steel Ind cl A	61	877	0.31%
		877	0.31%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

8

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Multi-Utilities
Avista Corp	31	1,096	0.39%
		1,096	0.39%
Office Electronics
Extreme Networks Inc. *	285	1,163	0.42%
		1,163	0.42%
Oil, Gas & Consumable Fuels
Callon Petroleum Co. *	125	1,043	0.37%
Delek US Holdings, Inc.	38	935	0.33%
Global Partners LP	25	439	0.16%
Halcon Resources Corp *	239	301	0.11%
Matador Resources Company *	48	949	0.34%
QEP Resources, Inc.	79	1,059	0.38%
Rice Energy Inc. *	51	556	0.20%
		5,282	1.89%
Paper & Forest Products
Mercer International Inc.	81	733	0.26%
Wausau Paper Corp	109	1,115	0.40%
		1,848	0.66%
Personal Products
Prestige Brands Holdings Inc *	27	1,390	0.50%
		1,390	0.50%
Pharmaceuticals
ANI Pharmacueticals, Inc. *	19	857	0.31%
DepoMed Inc *	33	598	0.21%
Impax Laboratories, Inc. *	44	1,881	0.67%
Supernus Pharmaceuticals *	56	753	0.27%
Teligent, Inc. *	136	1,210	0.43%
		5,299	1.89%
Professional Services
CEB Inc	12	737	0.26%
Exponent Inc	24	1,199	0.43%
Insperity, Inc.	33	1,589	0.57%
Korn/Ferry Int'l	41	1,360	0.49%
On Assignment Inc. *	26	1,169	0.42%
		6,054	2.17%
Real Estate Investment Trusts (REITs)
Agree Realty Corp	34	1,156	0.41%
American Assets Trust, Inc.	24	920	0.33%
Cedar Realty Trust Inc	161	1,140	0.41%
DCT Industrial Trust, Inc.	34	1,271	0.45%
EastGroup Properties	18	1,001	0.36%
Education Realty Trust Inc.	32	1,212	0.43%
First Industrial Realty Trust	51	1,129	0.40%
Healthcare Realty Trust Inc.	41	1,161	0.42%
Hersha Hospitality Trust	44	957	0.34%
Investors Real Estate Trust	134	931	0.33%
Parkway Properties Inc	64	1,000	0.36%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

9

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Retail Opportunity Invmts Corp	60	1,074	0.38%
Sunstone Hotel Investors Inc.	74	924	0.33%
Wageworks Inc *	27	1,225	0.44%
		15,101	5.39%
Real Estate Management & Development
Alexander & Baldwin, Inc.	28	989	0.35%
CoreSite Realty Corp	24	1,361	0.49%
HFF, Inc.	35	1,087	0.39%
Zillow Group, cl A *	40	1,042	0.37%
		4,479	1.60%
Road & Rail
Greenbrier Companies	20	652	0.23%
Knight Transportation, Inc.	43	1,042	0.37%
YRC Worldwide, Inc. *	54	766	0.27%
		2,460	0.87%
Semiconductors & Semiconductor Equipment
CEVA Inc *	53	1,238	0.44%
FormFactor Inc *	126	1,134	0.41%
Inphi Corporation *	81	2,189	0.78%
MaxLinear, Inc. cl A *	100	1,473	0.53%
Photronics Inc. *	118	1,469	0.53%
Rambus Inc. *	99	1,147	0.41%
Rudolph Technologies, Inc. *	105	1,493	0.53%
Silicon Laboratories, Inc. *	21	1,019	0.36%
Tessera Technologies Inc.	46	1,380	0.49%
		12,542	4.48%
Software
Cvent, Inc. *	39	1,361	0.49%
Demandware, Inc. *	22	1,187	0.42%
Ebix Inc	39	1,279	0.46%
Interactive Intelligence Grp *	23	723	0.26%
Mentor Graphics Corp.	39	718	0.26%
Paycom Software, Inc. *	25	941	0.34%
Progress Software Corp *	40	960	0.34%
Qualys, Inc. *	26	860	0.31%
RealPage, Inc. *	53	1,190	0.43%
Synchronoss Technologies *	27	951	0.34%
VASCO Data Security Intl *	72	1,205	0.43%
Zendesk, Inc. *	50	1,322	0.47%
		12,697	4.55%
Specialty Retail
American Eagle Outfitters	80	1,240	0.44%
Citi Trends, Inc.	45	956	0.34%
Express, Inc. *	56	968	0.35%
FTD Companies, Inc. *	42	1,099	0.39%
G-III Apparel Group Ltd. *	15	664	0.24%
Guess Inc.	49	925	0.33%
REX American Resources Corp *	26	1,406	0.50%
		7,258	2.59%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

10

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Textiles, Apparel& Luxury Goods
Movado Group Inc.	24	617	0.22%
Perry Ellis International Inc. *	43	792	0.28%
Unifi Inc. *	36	1,013	0.36%
		2,422	0.86%
Thrifts & Mortgage Finance
Brookline Bancorp, Inc.	115	1,323	0.47%
Lendingtree Inc. *	7	625	0.22%
Northwest Bancshares, Inc.	83	1,111	0.40%
		3,059	1.09%
Wireless Telecommunication Services
Iridium Communications Inc *	108	908	0.33%
Telephone & Data Systems	38	984	0.35%
pdvWireless, Inc. *	39	1,073	0.38%
		2,965	1.06%
Total United States Common Stock		263,406	94.28%

Total Investments		$273,214	97.81%

The accompanying notes are an integral part of these financial statements.

*Nonincome producing security

11

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

Investments	Shares	Fair Value	Percentage of Net Assets

China Common Stock - 1.10%
Diversified Consumer Services
China Distance Education ADS	74	$1,213	0.43%
		1,213	0.43%
Media
Phoenix New Media Ltd ADS *	100	831	0.29%
		831	0.29%
Internet Software & Services
YY Inc. ADS *	17	1,060	0.38%
		1,060	0.38%
Total China Common Stock		3,104	1.10%

Cyprus Common Stock - .47%
Electronic Equipment, Instruments & Components
Fabrinet ADR *	50	887	0.31%
		887	0.31%
Energy Equipment & Services
Ocean Rig UDW Inc. ADR	50	464	0.16%
		464	0.16%
Total Cyprus Common Stock		1,351	0.47%

Great Britain Common Stock - .33%
Oil, Gas & Consumable Fuels
Navigator Holdings Ltd. ADR *	44	927	0.33%
		927	0.33%
Total Great Britain Common Stock		927	0.33%

Greece Common Stock - .29%
Marine
Diyships, Inc. ADR *	770	816	0.29%
		816	0.29%
Total Greece Common Stock		816	0.29%

Ireland Common Stock - .36%
Life Sciences Tools & Services
Icon PLC ADR *	20	1,020	0.36%
		1,020	0.36%
Total Ireland Common Stock		1,020	0.36%

Israel Common Stock - .79%
IT Services
Radware Ltd. ADR *	52	1,145	0.41%
		1,145	0.41%
Semiconductors & Semiconductor Equipment
Mellanox Technologies ADR *	25	1,068	0.38%
		1,068	0.38%
Total Israel Common Stock		2,213	0.79%

Luxembourg Common Stock - .13%
Energy Equipment & Services
Pacific Drilling SA ADR *	80	371	0.13%
		371	0.13%
Total Luxembourg Common Stock		371	0.13%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

12

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Netherlands Common Stock - .56%
Commercial Services & Supplies
Cimpress N.V. ADR *	21	1,572	0.56%
		1,572	0.56%
Total Netherlands Common Stock		1,572	0.56%

South Africa Common Stock - .35%
Software
Net 1 Ueps Tech Inc ADR *	88	1,003	0.35%
		1,003	0.35%
Total South Africa Common Stock		1,003	0.35%

Taiwan Common Stock - .32%
Semiconductors & Semiconductor Equipment
Silicon Motion Tech ADS	38	899	0.32%
		899	0.32%
Total Taiwan Common Stock		899	0.32%

United States Common Stock - 91.68%
Aerospace & Defense
Engility Holdings, Inc. *	35	1,498	0.53%
TASER International Inc *	54	1,430	0.51%
		2,928	1.04%
Airlines
GATX Corporation	16	921	0.33%
SkyWest Inc.	89	1,182	0.42%
		2,103	0.75%
Auto Components
Cooper Tire & Rubber Co.	38	1,317	0.47%
Drew Industries Inc.	18	919	0.33%
Remy International	59	1,234	0.44%
Standard Motor Products	27	1,029	0.36%
Strattec Security Corp	10	826	0.29%
		5,325	1.89%
Beverages
Boston Beer Co. Inc. *	5	1,448	0.51%
		1,448	0.51%
Biotechnology
Acorda Therapeutics Inc. *	31	1,267	0.45%
Ligand Pharmaceuticals *	19	1,011	0.36%
Repligen Corporation *	51	1,010	0.36%
		3,288	1.17%
Building Products
AAON Incorporated	57	1,276	0.45%
American Woodmark Corp. *	24	971	0.34%
		2,247	0.79%
Capital Markets
Investment Technology Grp	53	1,103	0.39%
		1,103	0.39%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

13

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Chemicals
Calgon Carbon Corp	47	977	0.35%
Green Plains Inc.	44	1,090	0.39%
Renewable Energy Grp Inc *	107	1,039	0.37%
		3,106	1.11%
Commercial Banks
BancFirst Corp OK	16	1,014	0.36%
Beneficial Bancorp Inc *	78	957	0.34%
Bofl Holding, Inc. *	13	1,011	0.36%
CVB Financial Corp.	70	1,121	0.40%
Chemical Financial Corp.	35	1,072	0.38%
Eagle Bancorp Inc *	52	1,847	0.65%
First Financial Corp (IN)	31	1,104	0.39%
First Horizon National Corp	90	1,222	0.43%
First Midwest Bancorp	56	958	0.34%
Great Southern Bancorp	27	1,071	0.38%
Meridian Bancorp, Inc	95	1,066	0.38%
Northfield Bancorp, Inc	80	1,184	0.42%
PrivateBancorp Inc.	36	1,202	0.43%
S&T Bancorp Inc.	42	1,252	0.44%
Southwest Bancorp OK	61	1,059	0.37%
State Bank Financial Corp	56	1,119	0.40%
Square 1 Financial, Inc. Cl A *	55	1,358	0.48%
		19,617	6.95%
Commercial Services & Supplies
Constant Contact, Inc. *	35	1,284	0.45%
Deluxe Corporation	27	1,681	0.59%
HNI Corporation	23	1,174	0.42%
Huron Consulting Group Inc *	16	1,094	0.39%
Sykes Enterprises Inc. *	46	1,080	0.38%
UniFirst Corporation	9	1,093	0.39%
		7,406	2.62%
Communications Equipment
Comtech Telecommunications	35	1,103	0.39%
Infinera Corporation *	117	1,722	0.61%
InterDigital, Inc.	29	1,534	0.54%
Polycom Inc. *	82	1,107	0.39%
Ruckus Wireless, Inc. *	80	962	0.34%
		6,428	2.27%
Computers & Peripherals
Gigamon Inc. *	76	1,347	0.48%
QLogic Corporation *	92	1,225	0.43%
Aruba Networks Inc. *	54	982	0.35%
		3,554	1.26%
Construction & Engineering
Argan, Inc	41	1,379	0.49%
EMCOR Group Inc.	18	801	0.28%
		2,180	0.77%
Consumer Finance
Xoom Corporation *	47	823	0.29%
		823	0.29%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

14

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Diversified Consumer Services
DeVry Education Group Inc. *	24	1,139	0.40%
Grand Canyon Education, Inc *	32	1,493	0.53%
Hillenbrand Inc.	32	1,104	0.39%
Strayer Education Inc *	18	1,337	0.47%
		5,073	1.79%
Diversified Financial Services
FXCM, Inc. cl A	65	1,077	0.38%
		1,077	0.38%
Diversified Telecommunication Services
8x8 Inc. *	140	1,282	0.45%
General Communication *	88	1,210	0.43%
Vonage Holdings Corp. *	302	1,151	0.41%
		3,643	1.29%
Electric Utilities
Empire District Electric Co.	39	1,160	0.41%
IDACORP Inc	15	993	0.35%
Ormat Technologies Inc.	35	951	0.34%
Otter Tail Corp	35	1,084	0.38%
		4,188	1.48%
Electrical Equipment
Control4 Corporation *	60	922	0.33%
EnerSys Inc	16	987	0.35%
		1,909	0.68%
Electronic Equipment, Instruments & Components
Fleetmatics Group PLC ADR *	30	1,065	0.38%
AVX Corporation	75	1,050	0.37%
Badger Meter Inc.	15	890	0.31%
Benchmark Electronics, Inc. *	47	1,196	0.42%
GSI Group, Inc. *	86	1,266	0.45%
Methode Electronics Inc	28	1,022	0.36%
Park Electrochemical	35	873	0.31%
Rogers Corporation *	15	1,222	0.43%
OmniVision Technologies *	51	1,326	0.47%
		9,910	3.50%
Energy Equipment & Services
Basic Energy Services, Inc. *	39	273	0.10%
		273	0.10%
Food & Staples Retailing
Andersons Inc.	22	1,169	0.41%
SpartanNash Company	48	1,255	0.44%
		2,424	0.85%
Food Products
Dean Foods Co	65	1,260	0.45%
Fresh Del Monte Produce	35	1,174	0.42%
Sanderson Farms Inc.	15	1,260	0.45%
Diamond Foods, Inc. *	44	1,242	0.44%
		4,936	1.76%
Gas Utilities
Exterran Partners, L.P. Units	29	627	0.22%
Northwest Natural Gas Co	27	1,347	0.48%
		1,974	0.70%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

15

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Health Care Equipment & Supplies
Abiomed Inc. *	32	1,218	0.43%
Greatbatch, Inc. *	27	1,331	0.47%
ICU Medical, Inc. *	12	983	0.35%
Masimo Corporation *	35	922	0.33%
Merit Medical Systems, Inc. *	72	1,248	0.44%
Natus Medical Inc. *	50	1,802	0.64%
NuVasive Inc *	38	1,792	0.63%
OraSure Technologies Inc. *	121	1,227	0.43%
Vascular Solutions Inc. *	43	1,168	0.41%
Cyberonics Inc. *	18	1,002	0.35%
		12,693	4.48%
Health Care Providers & Services
Amedisys Inc. *	50	1,468	0.52%
Magellan Health, Inc. *	18	1,081	0.38%
Pharmerica Corp *	53	1,098	0.39%
		3,647	1.29%
Health Care Technology
HealthStream Inc.	36	1,061	0.38%
		1,061	0.38%
Hotels, Restaurants & Leisure
BJ's Restaurants, Inc. *	30	1,506	0.53%
Biglari Holdings Inc. *	2	799	0.28%
Churchill Downs Inc	12	1,144	0.40%
Jack in the Box Inc.	19	1,519	0.54%
Marriott Vacations Wrldwd Corp	24	1,789	0.63%
Papa Johns Intl Inc.	24	1,339	0.47%
Penn National Gaming Inc. *	77	1,057	0.37%
Ruby Tuesday Inc. *	140	958	0.34%
Sonic Corporation	74	2,015	0.72%
Speedway Motorsports	47	1,028	0.36%
Texas Roadhouse Inc.	35	1,182	0.42%
The Wendy's Company	122	1,102	0.39%
Vail Resorts Inc.	14	1,276	0.45%
		16,714	5.90%
Household Durables
iRobot Corp. *	30	1,042	0.37%
		1,042	0.37%
Household Products
WD-40 Company	14	1,191	0.42%
		1,191	0.42%
IT Services
CSG Systems International	38	953	0.34%
Convergys Corporation	41	835	0.30%
Heartland Payment Systems	21	1,133	0.40%
		2,921	1.04%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

16

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Insurance
Global Indemnity PLC ADR *	41	1,163	0.41%
Donegal Group Inc. cl A	71	1,135	0.40%
Employers Holdings, Inc.	35	823	0.29%
FBL Financial Group cl A	22	1,277	0.45%
First American Financial Corp	38	1,288	0.46%
Horace Mann Educators	32	1,062	0.38%
MBIA Inc *	83	792	0.28%
Stewart Information Services	30	1,111	0.39%
		8,651	3.06%
Internet & Catalog Retail
NutriSystem, Inc.	71	1,388	0.49%
		1,388	0.49%
Internet Software & Services
Blucora, Inc. *	44	609	0.22%
DHI Group Inc *	127	1,271	0.45%
Dealertrack Technologies Inc. *	24	1,063	0.38%
LogMeln, Inc. *	23	1,135	0.40%
j2 Global Inc	21	1,302	0.46%
Digital River Inc. *	61	1,509	0.53%
		6,889	2.44%
Leisure Equipment & Products
Asbury Automotive Group *	24	1,822	0.64%
Callaway Golf Company	139	1,070	0.38%
		2,892	1.02%
Life Sciences Tools & Services
Affymetrix Inc. *	159	1,569	0.57%
Cambrex Corporation *	50	1,081	0.38%
Luminex Corp *	56	1,051	0.37%
		3,701	1.32%
Machinery
CIRCOR International Inc.	18	1,085	0.38%
Lindsay Corporation	9	772	0.27%
Woodward, Inc.	20	985	0.35%
		2,842	1.00%
Metals & Mining
Century Aluminum Co. *	109	2,660	0.95%
Cliffs Natural Resources Inc	103	735	0.26%
Globe Specialty Metals Inc.	59	1,017	0.36%
Stillwater Mining Co. *	65	958	0.34%
Worthington Industries	38	1,143	0.40%
RTI International Metals Inc. *	29	733	0.26%
		7,246	2.57%
Multi-Utilities
Avista Corp	31	1,096	0.39%
		1,096	0.39%
Oil, Gas & Consumable Fuels
Approach Resources Inc. *	53	339	0.12%
Delek US Holdings, Inc.	38	1,037	0.37%
Global Partners LP	25	825	0.29%
Helix Energy Solutions *	38	825	0.29%
		3,026	1.07%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

17

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Paper & Forest Products
PH Glatfelter Co.	38	972	0.34%
Wausau Paper Corp	105	1,194	0.42%
		2,166	0.76%
Pharmaceuticals
Impax Laboratories, Inc. *	44	1,394	0.49%
Lannett Company *	25	1,072	0.38%
Sagent Pharmaceuticals, Inc. *	40	1,004	0.36%
Sucampo Pharmaceuticals, Inc. *	92	1,314	0.47%
		4,784	1.70%
Professional Services
CEB Inc	12	870	0.31%
Exponent Inc	12	990	0.35%
FTI Consulting, Inc. *	28	1,082	0.38%
Insperity, Inc.	33	1,118	0.40%
Korn/Ferry Int'l	41	1,179	0.42%
On Assignment Inc. *	41	1,361	0.48%
		6,600	2.34%
Real Estate Investment Trusts (REITs)
Cedar Realty Trust Inc	161	1,182	0.42%
Diamondrock Hospitality Co.	91	1,353	0.48%
Education Realty Trust Inc.	31	1,134	0.40%
Healthcare Realty Trust Inc.	41	1,120	0.40%
Hudson Pacific Properties, Inc	47	1,413	0.50%
Mack-Cali Realty Corp	48	915	0.32%
Potlatch Corporation	21	879	0.31%
Redwood Trust Inc.	71	1,399	0.50%
Retail Opportunity Invmts Corp	66	1,108	0.39%
Wageworks lnc *	27	1,743	0.62%
Associated Estates Realty	65	1,509	0.53%
AG Mortgage Investment Tr	55	1,021	0.36%
First Industrial Realty Trust	56	1,151	0.41%
		15,927	5.64%
Real Estate Management & Development
Alexander & Baldwin, Inc.	28	1,099	0.39%
CoreSite Realty Corp	24	937	0.33%
Forestar Group Inc. *	35	539	0.19%
HFF, Inc.	35	1,257	0.44%
St. Joe Company *	47	864	0.31%
Tanger Factory Outlet	30	1,109	0.39%
		5,805	2.05%
Road & Rail
ArcBest Corporation	32	1,484	0.53%
Heartland Express, Inc.	44	1,188	0.42%
Knight Transportation, Inc.	43	1,447	0.51%
		4,119	1.46%
Semiconductors & Semiconductor Equipment
Ambarella, Inc. *	35	1,775	0.63%
Fairchild Semiconductor *	67	1,131	0.40%
Inphi Corporation *	81	1,497	0.53%
Integrated Device Technology *	68	1,333	0.47%
Lattice Semiconductor *	121	834	0.30%
MKS Instruments Inc.	32	1,171	0.41%
Tessera Technologies Inc.	46	1,645	0.58%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

18

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

			Percentage
		Fair	of Net
Investments	Shares	Value	Assets

Veeco Instruments Inc. *	30	1,046	0.37%
International Rectifier Corp *	35	1,397	0.49%
Silicon Image, Inc. *	200	1,104	0.39%
		12,933	4.57%
Software
Barracuda Networks, Inc. *	38	1,362	0.48%
Cvent, Inc. *	39	1,086	0.38%
Demandware, Inc. *	19	1,093	0.39%
DigitalGlobe, Inc. *	37	1,146	0.41%
Imperva Inc *	25	1,236	0.44%
Interactive Intelligence Grp *	23	1,102	0.39%
Manhattan Associates, Inc. *	28	1,140	0.40%
Mentor Graphics Corp.	44	964	0.34%
Progress Software Corp *	40	1,081	0.38%
Synchronoss Technologies *	27	1,130	0.40%
Take-Two Interactive Software *	53	1,486	0.53%
VASCO Data Security Intl *	72	2,031	0.72%
Advent Software Inc.	29	889	0.31%
		15,746	5.57%
Specialty Retail
American Eagle Outfitters	80	1,110	0.39%
Brown Shoe Co Inc	44	1,415	0.50%
Buckle Inc.	18	945	0.33%
G-III Apparel Group Ltd. *	17	1,717	0.61%
Genesco Inc. *	9	690	0.24%
Office Depot Inc. *	163	1,398	0.49%
REX American Resources Corp *	26	1,611	0.57%
		8,886	3.13%
Textiles, Apparel& Luxury Goods
Crocs, Inc. *	65	812	0.29%
Movado Group Inc.	24	681	0.24%
Skechers U.S.A. Inc. *	19	1,050	0.37%
Unifi Inc. *	36	1,070	0.38%
		3,613	1.28%
Thrifts & Mortgage Finance
Brookline Bancorp, Inc.	115	1,153	0.41%
Northwest Bancshares, Inc.	83	1,040	0.37%
		2,193	0.78%
Water Utilities
Connecticut Water Service	33	1,198	0.42%
SJW Corporation	35	1,124	0.40%
		2,322	0.82%
Total United States Common Stock		259,057	91.68%

Total Investments		$272,333	96.38%

The accompanying notes are an integral part of these financial statements.

*Nonincome-producing security

19

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

INVESTMENT INCOME:
Dividend income	$3,567	$3,465
Total investment income	3,567	3,465

EXPENSES:
Interest	- -	19
Miscellaneous fees	5	22
Total expenses	5	41

NET INVESTMENT INCOME	3,562	3,424

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments	12,049	68,317
Net change in unrealized (depreciation) on investments	(18,834)	(68,272)
Net realized and unrealized (loss) gain from investments	(6,785)	45

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATION	$(3,223)	$3,469

The accompanying notes are an integral part of these financial statements.

20

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,562	$3,424
Net realized gain on investments	12,049	68,317
Net change in unrealized (depreciation) on investments	(18,834)	(68,272)
Net (decrease) increase in net assets resulting from operations	(3,223)	3,469

DISTRIBUTIONS TO INVESTMENT MANAGER:
Withdrawal	- -	(180,000)
Total distributions	- -	(180,000)

NET (DECREASE) IN NET ASSETS	(3,223)	(176,531)

NET ASSETS, BEGINNING OF YEAR	282,574	459,105

NET ASSETS, END OF YEAR	$279,351	$282,574

The accompanying notes are an integral part of these financial statements.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease) increase in net assets resulting from operations	$(3,223)	$3,469
Adjustments to reconcile net (decrease) in net assets from operations to net cash (used) in provided by operating activities:
Purchases of investments	(271,529)	(303,368)
Proceeds from disposition of investments	263,789	479,819
Unrealized depreciation on investments	18,834	68,272
Net realized gain on investments	(12,049)	(68,317)
Return of capital on investments	74	290
(Increase) decrease in accrued dividends receivable	(108)	145
Total adjustments	(989)	176,841
NET CASH (USED) IN PROVIDED BY OPERATING ACTIVITIES	(4,212)	180,310

CASH FLOWS (USED) IN FINANCING ACTIVITIES:
Distribution to Investment Manager	- -	(180,000)
NET CASH (USED) IN FINANCING ACTIVITIES	- -	(180,000)

NET (DECREASE) INCREASE IN CASH EQUIVALENTS	(4,212)	310

CASH EQUIVALENTS, BEGINNING OF THE YEAR	10,088	9,778

CASH EQUIVALENTS, END OF THE YEAR	$5,876	$10,088

The accompanying notes are an integral part of these financial statements.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
SCHEDULE OF FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

NET ASSET VALUE, BEGINNING OF THE YEAR	$282,574	$459,105

INVESTMENT OPERATIONS:
Net investment income	3,562	3,424
Net realized and unrealized (loss) gain from investments	(6,785)	45

NET DECREASE (INCREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,223)	3,469

DISTRIBUTIONS:
Distributions to Investment Manager	- -	(180,000)
TOTAL DISTRIBUTIONS	- -	(180,000)

NET ASSET VALUE, END OF THE YEAR	$279,351	$282,574

TOTAL RETURN
Total investment return based on net asset value	(1.17% )	4.25%

RATIOS TO AVERAGE NET ASSETS OF:
Expenses, net of expense waivers and reimbursements	0.00%	0.01%
Expenses, prior to expense waivers and reimbursements	0.00%	0.01%
Net investment income	1.24%	1.01%
Portfolio turnover rate	92.01%	89.35%

The accompanying notes are an integral part of these financial statements.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

1.	ORGANIZATION, NATURE OF ACCOUNT AND SIGNIFICANT ACCOUNTING POLICIES

A.	Organization and Nature of Account

The Diversified Small Cap Core Strategy (the “Account”) is a managed account of Cornerstone Investment Partners, LLC (“Cornerstone” or “Investment Manager”). The account was established on March 12, 2012 and funded by contributions from the Investment Manager. The Investment Manager is a registered investment adviser pursuant to the Investment Advisers Act of 1940.

The account seeks to provide total return through long-term capital appreciation and current income. The Investment Manager seeks to achieve the Account’s objective by investing in a diversified group of publicly-traded United States equity securities, including common and preferred stock, American Depository Receipts (“ADRs”), and equity real estate investment trusts (“REITs”). In general, the Investment Manager defines a diversified small cap core company as one having a market capitalization less than that of the largest company in the Russell 2000 Index at the time of the investment. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap securities. The Investment Manager seeks to benefit from the volatility of small cap stocks by participating in upside volatility while reducing exposure to downside volatility.

The account does not have any outside investors, and the activity of this account is included in the books and records of the Investment Manager.

The financial statements present the Account as if it were a stand-alone entity managed by the Investment Manager.

B.	Basis of Presentation and Use of Estimates

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The account is presented as an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

24

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

1.	ORGANIZATION, NATURE OF ACCOUNT AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

C.	Investment Valuation

The Account’s securities holdings are valued based on their last readily available market price. Price information on listed securities is taken from the exchange where the security is primarily traded.

D.	Investment Transactions

Investment transactions are accounted for on a trade date basis. Realized gains and losses on sales of investment securities are calculated using the FIFO method. Dividend income and distributions to Investment Manager are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis.

E.	Cash Equivalents

Cash equivalents include certain investments in highly liquid debt instruments with original maturities of three months or less. The Account may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies.

F.	Income Taxes

The Account is held by Cornerstone Investment Partners, LLC and therefore is included in the tax returns of CIM Holdings, LLC (“CIMH”), Cornerstone Investment Partners, LLC’s sole member. CIMH is organized as a limited liability company (“LLC”) and has elected to be treated as a partnership for federal and state income tax purposes which provides that, in lieu of corporate income taxes, the members are taxed on CIMH’s taxable income.

Cornerstone records a liability for unrecognized tax benefits resulting from uncertain tax positions, if any, taken or expected to be taken in a tax return.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

2.	RECEIVABLES FROM CLEARING BROKER

The clearing and depository operations for the Account’s security transcations are provided by one clearing broker pursuant to a customer agreement. At December 31, 2015 and 2014, respectively, all of the Account’s security positions and cash balances are held at this clearing broker. The cash equivalents and dividends and interest receivable reflected on the statement of assets and liabilities are amounts due from this clearing broker.

Cash and securities balances are insured up to $500,000 (with a limit of $250,000 for cash) by the Securities Investor Protection Corporation.

3.	FAIR VALUE MEASUREMENTS

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurement, defines fair value, establishes an authoritative framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Account has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Investment Manager’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

3.	FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2015 in valuing the Account’s assets measured at fair value:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total Fair Value
Common and ADRs	$273,214	$	- -	$	- -	$273,214
Cash equivalents	5,876		- -		- -	5,876
Total assets at fair value	$279,090	$	- -	$	- -	$279,090

The following is a summary of the inputs used as of December 31, 2014 in valuing the Account’s assets measured at fair value:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total Fair Value
Common and ADRs	$272,333	$	- -	$	- -	$272,333
Cash equivalents	10,088		- -		- -	10,088
Total assets at fair value	$282,421	$	- -	$	- -	$282,421

The Account did not hold any Level 2 or Level 3 investments as of or during the years ended December 31, 2015 and 2014.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement and Related Party Transactions

The Account has entered into an investment advisory agreement (“IMA”) with Cornerstone pursuant to which Cornerstone acts as the Account’s investment adviser. Pursuant to the agreement, Cornerstone has overall supervisory responsibility for the general management and investment of the Account’s securities portfolio. Pursuant to the terms of the IMA, the Account is not subject to an investment advisory fee. No investment advisory fees were paid to or earned by Cornerstone for the years ended December 31, 2015 and 2014.

In the normal course of its business, Cornerstone indemnifies and guarantees certain service providers, such as clearing and custody agents, trustees and administrators, against specified potential losses in connection with their acting as an agent of, or providing services to, Cornerstone or its affiliates. In the normal course of business, Cornerstone enters into contracts that contain a variety of representations which provide general indemnifications. Cornerstone’s maximum exposure under these arrangements cannot be known; however, the Account expects any risk of loss to be remote.

5.	INVESTMENT TRANSACTIONS

Purchases of investment securities were $271,528 and $303,419 for the years ended December 31, 2015 and 2014, respectively. Sales of investment securities were $263,789 and $479,815 for the years ended December 31, 2015 and 2014, respectively.

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DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

6.	RISKS INVOLVED WITH INVESTING IN THE ACCOUNT

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Account’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. An investment in the Account may lose money.

In certain circumstances, it may be difficult for the Account to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Account may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Account will continue to be met or will remain unchanged.

7.	FINANCIAL HIGHLIGHTS AND PORTFOLIO TURNOVER

The ratios of expenses and net investment income to average net assets were calculated based on the weighted net assets for the years ended December 31, 2015 and 2014.

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period.

The portfolio turnover was calculated using as the numerator the lesser of purchases or sales of investment securities for the years ended December 31, 2015 and 2014, respectively, and the denominator was the monthly average of total net assets for the Account for the years ended December 31, 2015 and 2014, respectively.

29

DIVERSIFIED SMALL CAP CORE STRATEGY
A Managed Account of Cornerstone Investment Partners, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

8.	SUBSEQUENT EVENTS

The Account has adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Account to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.

There have been no events subsequent to December 31, 2015 that would require adjustment or further disclosure to the financial statements.

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APPENDIX A

Egan-Jones Proxy Services

Proxy Voting

Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

•	Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

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•	When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years;
•	should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years;
•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship;
•	should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any person described above;
•	a director who receives, or whose immediate family member receives,

more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation;

•	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

B. Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance

A-2

against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The board should periodically review its own size, and determine the appropriate size.

C. Requirements for individual directors

We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•	The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.

•	Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

A-3

•	Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the Company, etc..

WITHHOLD votes for nominees who:

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees

•	are inside directors and sit on the Audit, Compensation, or Nominating committees

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill

•	sit on more than six other boards

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

WITHHOLD votes from Chairman or lead director who are not independent in cases when the Company obtains a questionable score on the Egan-Jones director independence rating.

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or

A-4

significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the Company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

A-5

FOR only those management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company's financial position.

A-6

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

AGAINST shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

A-7

Case-by-case basis for shareholder proposals to redeem a company's existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company's ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

A-8

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

AGAINST for binding shareholder proxy access proposals.

Bundled Proposals

Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

A-9

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of "blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

FOR management proposals to authorize preferred stock in cases where the Company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the Company specifically states that the stock will not be used as a takeover defense.

A-10

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

•	Compensation of Officers and Directors

•	FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

•	AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that our completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

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Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), but normally FOR unless provisions violate above-described guidance regarding compensation/incentive plans and election of members of the compensation committee, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the Company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

•

AGAINST shareholder proposals regarding advisory vote on directors’ compensation

•	Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

•	Amendments that Place a Maximum Limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

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Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

•	State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company's state of incorporation.

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Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

•	Appraisal Rights

FOR providing shareholders with appraisal rights.

•	Mutual Fund Proxies

•	Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit or Nominating committees)

are interested directors and the company does not have one or more of the following committees: Audit or Nominating.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

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Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental

Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.

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Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

•	Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

•	Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without

Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Miscellaneous Shareholder Proposals

Independent Directors

FOR proposals asking that a three-quarters majority of directors be independent.

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FOR proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Shareholder Proposals on Social Issues

Energy and Environment

AGAINST proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders' relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST shareholder proposal that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears Company has not adequately addressed shareholder relevant concerns.

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Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

•	World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the Company has been unresponsive to shareholder relevant requests.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

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